                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-16177



                                  PROSPECTUS
                                 JULY 28, 1997


         Dean Witter Financial Services Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries. Issuers in these industries provide financial services or financial products to companies and individuals or to other financial services providers. See "Investment Objective and Policies."


         The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of the Fund held prior to July 28, 1997 have been designated Class B shares. See "Purchase of Fund Shares--Alternative Purchase Arrangements."

         This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

         Dean Witter Financial Services Trust
         Two World Trade Center
         New York, New York 10048
         (212) 392-2550 or
         (800) 869-NEWS (toll-free)



         TABLE OF CONTENTS

   Prospectus Summary/ 2

   Summary of Fund Expenses/ 5

   Financial Highlights/ 7

   The Fund and its Management/ 8

   Investment Objective and Policies/ 8

    Risk Considerations/ 10

   Investment Restrictions/ 18

   Purchase of Fund Shares/ 18

   Shareholder Services/ 29

   Repurchases and Redemptions/ 32

   Dividends, Distributions and Taxes/ 33

   Performance Information/ 34

   Additional Information/ 34

   Financial Statements--May 31, 1997/ 36

   Report of Independent Accountants/ 47


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        DEAN WITTER DISTRIBUTORS INC.,
                        DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

 ------------------- ------------------------------------------------------------------
THE                 The Fund is organized as a Trust, commonly known as a
FUND                Massachusetts business trust, and is an open-end, diversified management investment company investing at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries.
------------------- ------------------------------------------------------------------
SHARES              Shares of beneficial interest with $0.01 par value (see page 34).
OFFERED             The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-28).
------------------- ------------------------------------------------------------------
MINIMUM             The minimum initial investment for each Class is $1,000 ($100 if
PURCHASE            the account is opened through EasyInvest (Service Mark) ). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc.
                    serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class
                    D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
------------------- ------------------------------------------------------------------
INVESTMENT          The investment objective of the Fund is long-term capital
OBJECTIVE           appreciation.
------------------- ------------------------------------------------------------------
INVESTMENT          Dean Witter InterCapital Inc., the Investment Manager of the Fund,
MANAGER             and its wholly-owned subsidiary, Dean Witter Services Company
                    Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately
                    $96.6 billion at June 30, 1997 (see page 8).
------------------- ------------------------------------------------------------------
MANAGEMENT          The Investment Manager receives a monthly fee at the annual rate
FEE                 of 0.75% of daily net assets (see page 8).
------------------- ------------------------------------------------------------------
DISTRIBUTOR AND     Dean Witter Distributors Inc. (the "Distributor"). The Fund has
DISTRIBUTION        adopted a distribution plan pursuant to Rule 12b-1 under the
FEE                 Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by
                    Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the
                    Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc.
                    guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and
                    27).
------------------- ------------------------------------------------------------------
ALTERNATIVE         Four classes of shares are offered: o Class A shares are offered
PURCHASE            with a front-end sales charge, starting at 5.25% and reduced for
ARRANGEMENTS        larger purchases. Investments of $1 million or more (and
                    investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to


                                       2

------------------- ------------------------------------------------------------------

                    reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                    Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class
                    (see pages 18,21 and 27).

                    o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to
                    1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                    o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                    Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0%
                    of average daily net assets of the Class (see pages 26 and 27).

                    o Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee
                    (see pages 26 and 27).
------------------- ------------------------------------------------------------------
DIVIDENDS AND       Dividends and capital gains, if any, will be distributed at least
CAPITAL GAINS       annually. The Fund may, however, determine to retain all or part
DISTRIBUTIONS       of any net long-term capital gains in any year for reinvestment.
                    Dividends and capital gains distributions paid on shares of a
                    Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash (see page 29). Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 29 and 33).
------------------- ------------------------------------------------------------------
REDEMPTION          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                    EasyInvest (Service Mark) , if after twelve months the shareholder has invested less than $1,000 in the account (see page 32).

                                            3

------------------- ------------------------------------------------------------------
RISK                The net asset value of the Fund's shares will fluctuate with
CONSIDERATIONS      changes in the market value of the Fund's portfolio securities.
                    The market value of the Fund's portfolio securities will increase or decrease due to economic or market factors affecting companies and/or industries in which the Fund invests. In addition, the value of the Fund's fixed-income and convertible securities generally increases or decreases due to economic and market factors, as well as changes in prevailing interest rates.
                    Generally, a rise in interest rates will result in a decrease in value while a drop in interest rates will result in an increase in value. There are also certain risks associated with the Fund's investments in the financial services and financial services related industries (see page 11). The Fund may invest in
                    lower-rated convertible securities and the securities of foreign issuers which entails certain additional risks. The Fund may also invest in options and futures transactions in order to hedge its portfolio securities and may enter into forward foreign currency exchange contracts in connection with its foreign securities investments and may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis, which involve certain special risks (see pages 10-17). An investment in shares of the
                    Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume the risks outlined in the
                    Prospectus (see page 10-17) before making an investment in the Fund.
------------------- ------------------------------------------------------------------



The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The estimated expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ending May 31, 1998.



                                                      CLASS A       CLASS B       CLASS C       CLASS D
                                                   ------------ ------------- ------------- -------------
Shareholder Transaction Expenses
--------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ....................     5.25%(1)     None          None          None
Sales Charge Imposed on Dividend Reinvestments  ...     None         None          None          None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)..............................     None(2)      5.00%(3)      1.00%(4)      None
Redemption Fees....................................     None         None          None          None
Exchange Fee.......................................     None         None          None          None
Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------
Management Fees ...................................     0.75%        0.75%         0.75%         0.75%
12b-1 Fees (5)(6)..................................     0.25%        1.00%         1.00%         None
Other Expenses ....................................     0.29%        0.29%         0.29%         0.29%
Total Fund Operating Expenses (7)..................     1.29%        2.04%         2.04%         1.04%



------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) For the fiscal period February 26, 1997 (commencement of operations) through May 31, 1997, the total annualized operating expenses of the Fund's Class B shares, consisting of Management Fees (0.75%), 12b-1 Fees (1.0%) and Other Expenses (0.48%), amounted to 2.23%. There were no outstanding shares of Class A, Class C or Class D prior to the date of this Prospectus.

-----------------------------------------------------------------------------



 EXAMPLES                                                                   1 YEAR   3 YEARS
------------------------------------------------------------------------- -------- ---------
You would pay the following expenses on a $1,000 investment assuming (1)
a 5% annual return and (2) redemption at the end of each time period:
  Class A ................................................................   $65       $91
  Class B ................................................................   $71       $94
  Class C.................................................................   $31       $64
  Class D ................................................................   $11       $33

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ................................................................   $65       $91
  Class B ................................................................   $21       $64
  Class C ................................................................   $21       $64
  Class D ................................................................   $11       $33



   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


  The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in this Prospectus commencing on page 36. Further information about the performance of the Fund is contained in the Fund's Statement of Additional Information, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares.



                                           FOR THE PERIOD
                                         FEBRUARY 26, 1997*
                                              THROUGH
                                            MAY 31, 1997
                                        ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $  10.00
                                              --------
Net investment income...................          0.01
Net realized and unrealized gain .......          0.04
                                              --------
Total from investment operations .......          0.05
                                              --------
Net asset value, end of period..........      $  10.05
                                              ========
TOTAL INVESTMENT RETURN+................          0.50%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................          2.23%(2)
Net investment income...................          0.64%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $176,651
Portfolio turnover rate.................            17%(1)
Average commission rate paid............      $ 0.0573


------------
*      Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                            See Notes to Financial Statements

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Financial Services Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on November 8, 1996.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $93.1 billion at June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets. For the fiscal period February 26, 1997 (commencement of operations) through May 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to an annual rate of 0.75% of the Fund's average daily net assets and the Fund's total annualized expenses amounted to an annual rate of 2.23% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries. Issuers in these industries provide financial services or financial products to companies and individuals or to other financial services providers.

   The financial services companies in which the Fund may invest include but are not limited to the following: asset management companies, securities brokerage firms, financial planners, regional and money center banks, merchant banks, mortgage companies, consumer finance companies, savings banks and thrift institutions, insurance companies, insurance brokerage firms, leasing companies, government-sponsored agencies, credit and finance companies and foreign financial service companies. Examples of companies in which the Fund may invest which provide products and services to the aforementioned financial services companies include but are not limited to the following: providers of financial publishing and news services, credit research and rating services, financial advertising (including Internet site development), financial equipment and technology (including financial software), data processing and payroll services and other financial products or services which do not involve the providing of credit, brokerage or management of assets.

   The equity securities in which the Fund may invest may be issued either by large, established, well-capitalized companies or by newly-formed small capitalization companies. There are no restrictions on the market capitalization size of the Fund's holdings. While the equity securities in which the Fund may invest will consist primarily of common stocks, the Fund may also invest in other types of equity securities such as preferred and convertible securities, rights and warrants.

   The Fund's equity investments will be determined pursuant to an investment process that seeks to identify companies that show good appreciation prospects and value.This approach to stock selection involves a fundamental analysis of individual companies through an analysis of their balance sheets, income statements, products and services. Also, the Investment Manager will take into consideration certain criteria which include, among other things, capable management, attractive business niches or product innovation, sound financial and accounting practices, ability to grow revenues, earnings and cash flows consistently, and stock prices and growth potential which, in the opinion of the Investment Manager, appear to be undervalued or temporarily unrecognized by the market.

   Companies considered to be in the financial services and financial services related industries will be those which derive at least 35% of their revenues or earnings from the aforementioned respective activities, or devote at least 35% of their assets to such respective activities.

   Up to 35% of the Fund's total assets may be invested in equity securities of issuers not in the financial services or financial services related industries, investment grade fixed-income securities, convertible securities, rights and warrants of issuers not in the financial services or financial services related industries, U.S. Government securities (including zero coupon securities) or money market instruments. With respect to corporate non-convertible fixed-income securities, the term "investment grade" means securities which are rated Baa or higher by Moody's Investors Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, are deemed by the Investment Manager to be of comparable quality. The Fund may invest up to 25% of its total assets in the securities of foreign issuers.

   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income non-convertible security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, or otherwise falls below investment grade the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AA by S&P or Aa by Moody's.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

   In accordance with SEC rules, the Fund will not purchase the security of any company which in its most recent fiscal year derived more than 15% of its gross revenues from securities related activities (defined by the SEC as activities as a broker, dealer, underwriter or investment adviser) if immediately after such purchase the Fund: (i) would own more than 5% of any class of equity securities of the company; (ii) would own more than 10% of the outstanding principal amount of the company's debt securities; or (iii) would have invested more than 5% of its total assets in securities of such company.

   Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Up to 20% of the Fund's assets in convertible fixed-income securities can be rated below investment grade or, if unrated, are of comparable quality as determined by the Investment Manager. Securities rated below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). The Fund will not invest in convertible fixed-income securities that are in default in payment of principal or interest. In the event that the Fund's investments in convertible securities rated below investment grade, including downgraded convertible securities, constitute more than 20% of the Fund's total assets, the Fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations" below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed-income security ratings.

   Foreign Securities. As noted above, the Fund may invest in securities of foreign companies. Such investments may also be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. For a discussion of the risks of investing in these securities, see "Risk Considerations" below.

   The Fund reserves the right to seek to achieve its investment objective by converting to a "master/ feeder" fund structure (see "Additional
Information").

RISK CONSIDERATIONS

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the

Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors affecting companies and/or industries in which the Fund invests, which factors cannot be predicted. Additionally, the value of the Fund's fixed-income and convertible securities may increase or decrease due to changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in value, while a drop in interest rates will result in an increase in value.

   Financial Services and Financial Services-Related Industries. The Fund concentrates its investments in the financial services and financial services-related industries. Because of this concentration, the value of the Fund's shares may be more volatile than that of investment companies that do not similarly concentrate their investments. The financial services and financial services-related industries will be particularly affected by certain economic, competitive and regulatory developments. The profitability of financial services companies as a group is largely dependent upon the avail ability and cost of capital funds which in turn may fluctuate significantly in response to changes in interest rates and general economic conditions. Rising interest rates and inflation may negatively affect certain financial services companies as the costs of lending money, attracting deposits and doing business rise. Financial institutions are subject to regulation and supervision by governmental authorities and changes in governmental policies may impact the way financial institutions conduct business. If regulation which would reduce the separation between commercial and investment banking is ultimately enacted, financial services companies may be significantly affected in terms of profitability and competition.

   Foreign Securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, restrictions on foreign investment and repatriation of capital, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, there may be less investment community research and coverage with respect to certain foreign securities.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic U.S. banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

   Convertible Securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will generally sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   A portion of the convertible securities in which the Fund may invest will generally be rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated securities, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in convertible fixed-income securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematic than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   Because of the special nature of the Fund's permitted investments in lower rated or unrated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated or unrated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate develop-ments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated or unrated securities and a corresponding volatility in the net asset value of a share of the Fund.

   The risks of other investment techniques which may be utilized by the Fund described under "Other Investment Policies," "Options and Futures
Transactions" and "Forward Foreign Currency Exchange Contracts" are described below.

OTHER INVESTMENT POLICIES

   Warrants and Stock Rights. The Fund may acquire warrants and stock rights which are attached to other securities in its portfolio. Warrants and stock rights are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including risks of defaults or bankruptcy of the selling institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization. See the Statement of Additional Information for a further discussion of such investments.

   Private Placements and Restricted Securities. The Fund may invest up to 5% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise restricted. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point of time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Investment in Other Investment Vehicles. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the outstanding voting stock of any investment company. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may purchase and sell (write) call and put options on portfolio securities and on the U.S. dollar or foreign currencies which are or may in the future be listed on securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar or foreign currencies, without limit, in order to aid it in achieving its investment objective. The Fund may also write covered put options; however, the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 20% of the Fund's net assets.

   The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

   The Fund may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any of the foreign currencies ("currency futures"), on U.S. or foreign fixed-income securities ("interest rate futures") and on such indexes of U.S. or foreign equity, fixed-income or convertible securities as may exist or come into being ("index futures"). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates. The Fund may purchase or sell index futures or currency futures for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated).

   The Fund, for hedging purposes, also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The futures contracts and options transactions to be engaged in by the Fund are only for the purpose of hedging the Fund's portfolio securities and are not speculative in nature; however, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of such risks.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   At other times, when, for example, the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

   In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements related to qualification as a regulated investment company (see "Dividends, Distributions, and Taxes").

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. The Fund's portfolio is managed within InterCapital's Growth Group which manages 31 equity funds and fund portfolios with approximately $13.5 billion in assets as of June 30, 1997.

   Anita H. Kolleeny, Senior Vice President of InterCapital, and Michelle Kaufman, Vice President of InterCapital, each a member of InterCapital's Growth Group, have been the primary portfolio co-managers of the Fund since its inception. Ms. Kolleeny has been a portfolio manager at InterCapital for over five years. Ms. Kaufman, prior to joining InterCapital in September, 1993, was a securities analyst with Woodward and Associates (March-August, 1993), JRO and Associates (December, 1992) and the First Manhattan Company (January, 1990-November, 1992).

   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), and other broker-dealer affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 300% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. (See the Statement of Additional Information for a list of the Fund's other investment restrictions.) Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:


   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest at least 25% of its total assets in the securities of issuers in the financial services industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. The Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Financial Services Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer account executive. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at lease $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation in the form of trips to educational seminars and merchandise as special sales incentives. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                                       CONVERSION
   CLASS         SALES CHARGE          12B-1 FEE         FEATURE
--------- ------------------------- ------------- -------------------
     A        Maximum 5.25%              0.25%           No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
--------- ------------------------- ------------- -------------------
     B        Maximum 5.0%                1.0%          B shares convert
              CDSC during the first                     to A shares
              year decreasing to 0                      automatically
              after six years                           after
                                                        approximately
                                                        ten years
--------- ------------------------- ------------- -------------------
     C        1.0% CDSC during            1.0%           No
              first year
--------- ------------------------- ------------- -------------------
     D         None                      None            No
--------- ------------------------- ------------- -------------------



   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                               SALES CHARGE
                     -------------------------------
                       PERCENTAGE OF    APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING  PERCENTAGE OF
     TRANSACTION           PRICE      AMOUNT INVESTED
-------------------- --------------- ---------------
Less than $25,000  ..      5.25%           5.54%
$25,000 but less
  than $50,000 ......      4.75%           4.99%
$50,000 but less
  than $100,000 .....      4.00%           4.17%
$100,000 but less
  than $250,000 .....      3.00%           3.09%
$250,000 but less
  than $1 million  ..      2.00%           2.04%
$1 million and over           0               0



   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------- ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None



   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:



         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------- ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None



   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds, or other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the
shares are:   (A) registered either in the name of an individual shareholder
(not a trust), or in the names of such shareholder and his or her spouse as
joint tenants with right of survivorship; or   (B) held in a qualified
corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under
Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

   Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees;
(iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal period ended May 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $408,650, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal period. All shares held prior to July 28, 1997 have been designated Class B shares.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $9,325,249 at May 31, 1997, which was equal to 5.28% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE


   The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates as of the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.


EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged for shares of an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the Shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------


   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g. when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right on sixty days' notice, to redeem and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares, due to redemptions by the shareholder, have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of the Fund's net investment income and net realized capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes.

In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over one, five and ten years, or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).


ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a pur chase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER FINANCIAL SERVICES TRUST
PORTFOLIO OF INVESTMENTS May 31, 1997



 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (91.4%)
            Annuities (3.5%)
   26,500   Equitable of Iowa Companies .....................................  $ 1,467,437
   20,000   Hartford Financial Services Group Inc. ..........................    1,560,000
   25,400   Hartford Life Inc. (Class A)* ...................................      850,900
   54,300   Nationwide Financial Services, Inc. (Class A)* ..................    1,527,187
   17,400   SunAmerica, Inc. ................................................      822,150
                                                                             --------------
                                                                                 6,227,674
                                                                             --------------
            Asset Management (2.4%)
   34,000   Franklin Resources, Inc. ........................................    2,201,500
   43,000   Price (T. Rowe) Associates, Inc. ................................    2,117,750
                                                                             --------------
                                                                                 4,319,250
                                                                             --------------
            Banks -Canadian (1.8%)
   65,000   Canadian Imperial Bank of Commerce ..............................    1,574,256
   35,000   Royal Bank of Canada ............................................    1,526,875
                                                                             --------------
                                                                                 3,101,131
                                                                             --------------
            Banks -European (0.6%)
   55,000   ABN Amro Holding N.V. (ADR)(Netherlands) ........................    1,024,375
                                                                             --------------
            Banks -Midwest (4.1%)
   24,000   Comerica, Inc. ..................................................    1,500,000
   50,000   Firstar Corp.  ..................................................    1,493,750
   12,500   KeyCorp .........................................................      679,687
   65,000   Norwest Corp.  ..................................................    3,477,500
                                                                             --------------
                                                                                 7,150,937
                                                                             --------------
            Banks -Money Center (4.9%)
   28,000   BankAmerica Corp. ...............................................    3,272,500
   16,500   Chase Manhattan Corp.  ..........................................    1,559,250
    7,000   Citicorp ........................................................      800,625
   52,000   NationsBank Corp.  ..............................................    3,061,500
                                                                             --------------
                                                                                 8,693,875
                                                                             --------------
            Banks -Northeast (10.7%)
   65,000   Bank of New York Company, Inc. ..................................    2,770,625
   24,000   BankBoston Corporation ..........................................    1,752,000
   20,000   CoreStates Financial Corp.  .....................................    1,057,500
   24,000   Fleet Financial Group, Inc. .....................................    1,467,000
   39,000   Mellon Bank Corp.  ..............................................    3,412,500
   82,000   North Fork Bancorporation, Inc.  ................................    1,722,000
   33,500   PNC Bank Corp. ..................................................    1,402,813
   80,000   State Street Corp. ..............................................    3,570,000
   34,000   Summit Bancorp.  ................................................    1,678,750
                                                                             --------------
                                                                                18,833,188
                                                                             --------------
            Banks -Northwest (4.5%)
   60,000   City National Corp. .............................................    1,447,500
   67,500   First Security Corp. ............................................    1,636,875
   32,000   Pacific Century Financial Corporation ...........................    1,472,000
   29,000   U.S. Bancorp. ...................................................    1,779,875
   55,000   Zions Bancorporation ............................................    1,677,500
                                                                             --------------
                                                                                 8,013,750
                                                                             --------------
            Banks -Southeast (11.5%)
   40,000   1st United Bancorp. .............................................      600,000
   30,000   Barnett Banks, Inc. .............................................    1,578,750
   46,500   Compass Bancshares Inc. .........................................    1,488,000
   20,000   Crestar Financial Corp. .........................................      760,000
   50,000   First American Corp. ............................................    1,812,500
   47,000   First of America Bank Corp. .....................................    3,237,125
   15,000   First Tennessee National Corp. ..................................      673,125
   19,000   First Union Corp. ...............................................    1,631,625
   25,000   First Virginia Banks, Inc. ......................................    1,400,000
   21,000   Hamilton Bancorp, Inc.* .........................................      420,000
   75,000   Hibernia Corp. (Class A) ........................................      993,750
   25,000   Mercantile Bancorporation, Inc. .................................    1,475,000
   72,000   National Commerce Bancorporation ................................    1,665,000
   27,300   Provident Bankshares Corp.  .....................................    1,030,575
   42,000   Southtrust Corp. ................................................    1,632,750
                                                                             --------------
                                                                                20,398,200
                                                                             --------------
            Brokerage (14.1%)
   13,000   Alex. Brown, Inc. ...............................................      871,000
   50,000   Bear Stearns Companies, Inc.  ...................................    1,625,000
   47,000   Edwards (A.G.), Inc.  ...........................................    1,744,875
   70,300   Hambrecht & Quist Group* ........................................    1,599,325
   34,500   Legg Mason, Inc.  ...............................................    1,591,313
   66,000   Lehman Brothers Holdings, Inc. ..................................    2,664,750
   20,500   McDonald & Co. Investments, Inc. ................................      786,688
   24,000   Merrill Lynch & Co., Inc. .......................................    2,544,000
   78,000   Morgan Keegan, Inc. .............................................    1,404,000
   59,400   Paine Webber Group, Inc. ........................................    2,108,700
   71,000   Raymond James Financial, Inc.  ..................................    1,952,500
   32,000   Salomon, Inc. ...................................................    1,716,000
   47,000   Schwab (CHARLES) Corp.  .........................................    1,909,375
   44,000   Travelers Group, Inc. ...........................................    2,414,500
                                                                             --------------
                                                                                24,932,026
                                                                             --------------
            Credit Card (2.3%)
   44,700   American Express Co. ............................................    3,106,650
   30,000   MBNA Corp. ......................................................    1,016,250
                                                                             --------------
                                                                                 4,122,900
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       36

DEAN WITTER FINANCIAL SERVICES TRUST
PORTFOLIO OF INVESTMENTS May 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Disability Insurance (1.8%)
   28,000   Provident Companies, Inc. ....................................... $  1,505,000
   20,000   UNUM Corp. ......................................................    1,582,500
                                                                             --------------
                                                                                 3,087,500
                                                                             --------------
            Financial Services (2.4%)
   50,000   Associates First Capital Corp. (Class A) ........................    2,362,500
   30,000   General Electric Co. ............................................    1,811,250
                                                                             --------------
                                                                                 4,173,750
                                                                             --------------
            Insurance Brokers (1.0%)
   14,000   Marsh & McLennan Companies, Inc. ................................    1,844,500
                                                                             --------------
            Life Insurance (1.8%)
   34,000   Protective Life Corp.  ..........................................    1,521,500
   25,000   ReliaStar Financial Corp.  ......................................    1,603,125
                                                                             --------------
                                                                                 3,124,625
                                                                             --------------
            Mortgage Related (0.9%)
   85,000   Homeside, Inc.* .................................................    1,519,375
                                                                             --------------
            Multi-Line Insurance (5.7%)
   30,000   American International Group, Inc. ..............................    4,061,250
   25,000   Chubb Corp.  ....................................................    1,525,000
   30,000   Conseco, Inc.  ..................................................    1,200,000
   56,000   Equitable Companies, Inc. .......................................    1,764,000
   25,000   Providian Corp.  ................................................    1,496,875
                                                                             --------------
                                                                                10,047,125
                                                                             --------------
            On Line Trade (1.6%)
   32,000   America Online, Inc.* ...........................................    1,768,000
            AmeriTrade Holding Corp.
    7,400   (Class A)* ......................................................      101,750
   50,000   E*TRADE Group, Inc.* ............................................      875,000
                                                                             --------------
                                                                                 2,744,750
                                                                             --------------
            Property -Casualty Insurance (1.7%)
   27,000   Allstate Corp. ..................................................    1,987,875
    4,000   Harleysville Group, Inc. ........................................      143,000
   12,000   St. Paul Companies, Inc. ........................................      859,500
                                                                             --------------
                                                                                 2,990,375
                                                                             --------------
            Reinsurers (3.0%)
    5,500   Ace, Ltd. (Bermuda) .............................................      352,000
   20,000   Everest Reinsurance Holdings, Inc. ..............................      680,000
   16,500   Exel Limited (Bermuda) ..........................................      730,125
    9,800   General Re Corp. ................................................    1,717,450
   39,000   Vesta Insurance Group, Inc.  ....................................    1,789,125
                                                                             --------------
                                                                                 5,268,700
                                                                             --------------
            Specialty Insurance (2.8%)
   30,000   Executive Risk Inc. .............................................    1,563,750
   33,000   Frontier Insurance Group, Inc. ..................................    1,810,875
   40,000   Mutual Risk Management Ltd. (Bermuda) ...........................    1,655,000
                                                                             --------------
                                                                                 5,029,625
                                                                             --------------
            Technology (5.4%)
   60,000   Analog Devices, Inc.* ...........................................    1,605,000
   46,000   Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden) ............    1,638,750
   10,000   Intel Corp. .....................................................    1,513,750
   10,000   KLA -Tencor Corp.* ..............................................      475,000
   40,000   LSI Logic Corp.* ................................................    1,670,000
   20,000   Texas Instruments, Inc. .........................................    1,797,500
   25,000   Vitesse Semiconductor Corp.* ....................................      896,875
                                                                             --------------
                                                                                 9,596,875
                                                                             --------------
            Thrifts -Midwest (1.1%)
   14,000   Charter One Financial, Inc. .....................................      654,500
   32,000   TCF Financial Corp.  ............................................    1,360,000
                                                                             --------------
                                                                                 2,014,500
                                                                             --------------
            Thrifts -Northeast (0.8%)
   16,000   Astoria Financial Corp.  ........................................      656,000
   42,000   Dime Bancorp, Inc. ..............................................      714,000
    5,000   ML Bancorp, Inc.  ...............................................       85,625
                                                                             --------------
                                                                                 1,455,625
                                                                             --------------

            Thrifts -Northwest (1.0%)
   18,000   Ahmanson (H.F.) & Co. ...........................................      733,500
   19,000   Washington Mutual, Inc.  ........................................    1,054,500
                                                                             --------------
                                                                                 1,788,000
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $156,929,960) ..................................  161,502,631
                                                                             --------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
            SHORT-TERM INVESTMENTS (11.4%)
            U.S. GOVERNMENT AGENCY (a)(11.0%)
            Federal Home Loan Mortgage Corp. 5.55% due 06/02/97 (Amortized
   $19,500  Cost $19,496,993) ...............................................  19,496,993
                                                                             -------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FINANCIAL SERVICES TRUST
PORTFOLIO OF INVESTMENTS May 31, 1997, continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                       VALUE
------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.4%)
    $ 621   The Bank of New York 5.4375% due 06/02/97 (dated 05/30/97;
            proceeds $621,646; collateralized by $50,432 Federal Farm Credit
            Bank Note 9.20% due 08/22/05 valued at $59,311 and by $589,847
            Federal National Mortgage Assoc. 7.00% due 04/01/27 valued at
            $574,481)(Identified Cost $621,365) ............................. $    621,365
                                                                             -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $20,118,358) ...................................   20,118,358
                                                                             -------------


                                                 VALUE
---------------------------------- -------- --------------
TOTAL INVESTMENTS
(Identified Cost $177,048,318)(b) .  102.8%   $181,620,989
LIABILITIES IN EXCESS OF
OTHER ASSETS.......................   (2.8)     (4,970,414)
                                     ------   ------------
NET ASSETS.........................  100.0%   $176,650,575
                                     ======   ============


------------
*       Non-income producing security.
ADR     American Depository Receipt.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,616,177, and the aggregate gross unrealized depreciation is $2,043,506, resulting in net unrealized appreciation of $4,572,671.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FINANCIAL SERVICES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997



ASSETS:
Investments in securities, at value
 (identified cost $177,048,318).......................................   $181,620,989
Receivable for:
  Shares of beneficial interest sold..................................      1,124,998
  Dividends...........................................................        151,918
Deferred organizational expenses......................................        103,326
Prepaid expenses and other assets.....................................            653
                                                                         ------------
  TOTAL ASSETS........................................................    183,001,884
                                                                         ------------
LIABILITIES:
Payable for:
  Investments purchased...............................................      5,777,781
  Plan of distribution fee............................................        144,735
  Investment management fee...........................................        108,552
  Shares of beneficial interest repurchased...........................         82,480
Organizational expenses...............................................        109,000
Accrued expenses and other payables...................................        128,761
                                                                         ------------
  TOTAL LIABILITIES ..................................................      6,351,309
                                                                         ------------
NET ASSETS:
Paid-in-capital.......................................................    175,066,439
Net unrealized appreciation...........................................      4,572,671
Undistributed net investment income...................................        267,531
Net realized loss.....................................................     (3,256,066)
                                                                         ------------
  NET ASSETS..........................................................   $176,650,575
                                                                         ============
NET ASSET VALUE PER SHARE,
 17,580,252 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................   $      10.05
                                                                      ===============



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FINANCIAL SERVICES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the period February 26, 1997* through May 31, 1997


NET INVESTMENT INCOME:
INCOME
Dividends (net of $5,262 foreign withholding tax)    $   593,863
Interest...........................................      577,675
                                                     -----------
  TOTAL INCOME ....................................    1,171,538
                                                     -----------
EXPENSES
Plan of distribution fee...........................      408,650
Investment management fee..........................      306,488
Registration fees..................................       69,202
Transfer agent fees and expenses...................       61,586
Professional fees..................................       44,858
Custodian fees.....................................        6,733
Organizational expenses............................        5,674
Shareholder reports and notices ...................        3,300
Trustees' fees and expenses........................        3,190
                                                     -----------
  TOTAL EXPENSES...................................      909,681
                                                     -----------
  NET INVESTMENT INCOME............................      261,857
                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss................................   (3,256,066)
  Net unrealized appreciation......................    4,572,671
                                                     -----------
  NET GAIN ........................................    1,316,605
                                                     -----------
NET INCREASE.......................................  $ 1,578,462
                                                     ===========


------------
*     Commencement of operations.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FINANCIAL SERVICES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                FEBRUARY 26, 1997*
                                                                     THROUGH
                                                                   MAY 31, 1997
-------------------------------------------------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .........................................    $    261,857
Net realized loss..............................................      (3,256,066)
Net unrealized appreciation ...................................       4,572,671
                                                                   ------------
  NET INCREASE.................................................       1,578,462
Net increase from transactions in shares of beneficial
 interest......................................................     174,972,113
                                                                   ------------
  NET INCREASE.................................................     176,550,575
NET ASSETS:
Beginning of period............................................         100,000
                                                                   ------------
  END OF PERIOD
  (Including undistributed net investment income of $267,531) .    $176,650,575
                                                                   ============


------------
*     Commencement of operations.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FINANCIAL SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Financial Services Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries. The Fund was organized as a Massachusetts business trust on November 8, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on February 26, 1997.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

DEAN WITTER FINANCIAL SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued


mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $109,000 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER FINANCIAL SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $9,325,249 at May 31, 1997.

The Distributor has informed the Fund that for the period ended May 31, 1997, it received approximately $47,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER FINANCIAL SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES


The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended May 31, 1997, aggregated $180,566,117 and $20,380,091, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $2,234,850 and $2,042,573, respectively.

For the period ended May 31, 1997, the Fund incurred brokerage commissions of $43,270 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $22,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                        FOR THE PERIOD
                      FEBRUARY 26, 1997*
                           THROUGH
                         MAY 31, 1997
                ----------------------------
                    SHARES         AMOUNT
                ------------- --------------
Sold ...........  19,038,217    $188,928,099
Repurchased  ...  (1,467,965)    (13,955,986)
                  -----------   ------------
Net increase  ..  17,570,252    $174,972,113
                  ===========   ============


------------

*     Commencement of operations.

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,911,000 during fiscal 1997.

As of May 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

DEAN WITTER FINANCIAL SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

7. SUBSEQUENT EVENT


On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion is scheduled to take place on July 28, 1997.

8. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" table on page 7 of this Prospectus.

DEAN WITTER FINANCIAL SERVICES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER FINANCIAL SERVICES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (which appear under the heading "Financial Highlights" on page 7 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter Financial Services Trust (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period February 26, 1997 (commencement of operations) through May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 3, 1997

Dean Witter Financial Services Trust
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson                         DEAN WITTER
Michael E. Nugent                         FINANCIAL SERVICES
Philip J. Purcell                         TRUST
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary
and General Counsel

Anita H. Kolleeny
Vice President

Michelle Kaufman
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311                 PROSPECTUS--JULY 28, 1997

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.